                           SELLING AGENCY AGREEMENT
                           ------------------------



                                                              New York, New York
                                                        Dated the date set forth
                                                            in Schedule I hereto

To the Agents named in
 Schedule I hereto

Ladies and Gentlemen:

     ARCO Chemical Company, a Delaware corporation (the "Company"), proposes to authorize each of the firms named in Schedule I hereto (each, an "Agent", and collectively, the "Agents") to act as its agent to solicit orders for all or part of its securities identified in Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of June 15, 1988, between the Company and The Bank of New York, as trustee (the "Trustee"), as amended or supplemented at the date of this Agreement.

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Agents as set forth in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof

     (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

         (i) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule I hereto), including a basic prospectus, which has become effective, for the registration under the Act of the offering and sale of Securities and no stop order suspending the effectiveness of the registration statement (including any Rule 462(b) registration statement) has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all material respects with said Rule. The Company has included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act, a supplement to the form of basic prospectus included in such registration statement relating to the Securities and the plan of distribution thereof (the "Prospectus Supplement"). In connection with the sale of Securities, the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act her supplements to the Prospectus Supplement specifying the interest rates, maturity dates and, if appropriate, other terms of the Securities sold pursuant hereto or the offering thereof.

         (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement on such Form (the file number of which is set forth in Schedule I


                                  Exhibit 1.2
     hereto), including a basic prospectus, which has become effective for registration under the Act of the offering and sale of the Securities and no stop order suspending the effectiveness of the registration statement (including any Rule 462(b) registration statement) has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company will next file with the Commission a final Prospectus Supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4). The Company has included in such registration statement, as amended at its effective date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final Prospectus Supplement shall contain all Rule 430A information, together with all other such required information, with respect to the Securities and the offering thereof. In connection with the sale of the Securities of the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424(b) under the Act further supplements to the Prospectus Supplement specifying the interest rates, maturity dates and, if appropriate, other terms of the Securities sold pursuant hereto or the offering thereof.

     (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424(b) under the Act, at the date of delivery by the Company of any Securities sold hereunder (a "Closing Date"), when the Registration Statement became effective, when any amendment to the Registration Statement becomes effective (including any document incorporated by reference in such Registration Statement and the filing of the Company's most recent Annual Report on Form 10-K with the Commission), and at the Closing Date (i) the Registration Statement, as amended as of any such time and the Final Prospectus, as amended or supplemented and when read together with the other information in the Final Prospectus as of any such time, and Indenture did or will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules and regulations thereunder and (ii) neither the Registration Statement, as amended as of any such time and including the Rule 430A Information or Rule 434 Information, if any, deemed to be a part thereof, nor the Final Prospectus, as amended or supplemented as of any such time, did or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act of the Trustee (the Form "T-1") or
(ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Agent specifically for use in connection with the preparation of the Registration Statement and the Final Prospectus; for this purpose, the information set forth in each of the first paragraph following the table and footnotes thereto on page S-1 and under the caption "_______" on page S-__ in the Final Prospectus shall constitute the only information furnished to the Company in writing by the Agents expressly for use in the Registration Statement in connection with the offer and sale of the Securities (the "Provided Information").

     (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the date on which it became effective. "Preliminary Final Prospectus" shall mean any preliminary Prospectus Supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to the filing of the Final Prospectus. "Final Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended and read together at its effective date. "Rule 415 and Rule 424" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 434 Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 434. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the date of this Agreement or the issue date of the Basic Prospectus, and Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement or the Final Prospectus, as the case may be, and on or prior to the Closing Date and therefore deemed to be incorporated therein by reference. A "Non-Delayed Offering", shall mean an offering of securities that is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 that does not commence promptly after the effective date of a registration statement with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

     (d) Except as otherwise stated in the Registration Statement and Final Prospectus (as such terms are defined in Sections 1(a) and (c) to include incorporated documents, exhibits, financial statements, amendments, additional registration statements and prospectus supplements), since the respective dates of the Registration Statement and Final Prospectus, (i) there has been no material adverse change in the financial condition, earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect") and
(ii) there have been no transactions entered into by the Company or any of its subsidiaries, other than those arising in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

     (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction.

     (f) As of the date hereof, each of ARCO Chemie Nederland, Ltd., a Delaware corporation ("ACN"), ARCO Chemical Delaware Company, a Delaware corporation ("ACDC"), The Meadows Corporation, a Delaware corporation ("Meadows" and together with ACN and ACDC, the "Corporate Subsidiaries" and individually a "Corporate Subsidiary"), ARCO Chimie France SNC, a French partnership ("ACF"), POSM II Limited Partnership, L.P., a Delaware limited partnership ("POSM"), and ARCO Chemical Technology, L.P., a Delaware limited partnership ("ACT") is a "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act) (each, a "Subsidiary" and, collectively, the "Subsidiaries"). Each Corporate Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. Except as otherwise stated in the Registration Statement and the Final Prospectus, all of the issued and outstanding capital stock of each Corporate Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Corporate Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Corporate Subsidiary. ACF owns or has valid rights to use, all items of real and personal property which are material to its business, free and clear of all liens, encumbrances and claims which may materially interfere with its financial condition, results of operations or business. POSM and ACT have been duly formed and are validly existing as limited partnerships under the Uniform Delaware Limited Partnership Act, with full partnership power and authority to own or lease their properties and conduct their business and are duly qualified or registered as foreign limited partnerships for the transaction of business under the laws of each jurisdiction in which their ownership or lease of property or the conduct of their business requires such qualifications, except where the failure to be so qualified or registered would not have a Material Adverse Effect. The Company, directly or indirectly, owns a 100% interest in ACF and ACT and a ____ % interest in POSM, in each case free and clear of any liens, encumbrances or claims which could produce a Material Adverse Effect.

     (g) This Agreement has been duly authorized, executed and delivered by the Company.

     (h) The Indenture, as amended or supplemented at the date of this Agreement, has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, as amended or supplemented at the date of this Agreement, and delivered to and paid for by the purchasers thereof, constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, as amended or supplemented at the date of this Agreement.

     (i) There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Registration Statement or the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters.

     (j) Neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the Restated Certificate of Incorporation or By-Laws of the Company or the terms of any indenture or other agreement or instrument to which the Company is a party or bound, or any order or regulation applicable to the Company of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company.

     (k) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Final Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     2.  Appointment as Agent.

     (a) Subject to the terms and conditions stated herein and subject to the reservation by the Company of the right to sell Notes directly on its own behalf, the Company hereby agrees that Notes will be sold exclusively to or through the Agents. The Company agrees that it will not appoint any other agents to act on its behalf, or to assist it, in the placement of the Notes.

     (b) The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement. The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

     (c) The Agents shall not have any obligation to purchase Notes from the Company as principal. However, absent an agreement between an Agent and the Company that such Agent shall be acting solely as an agent for the Company, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Company through such Agent. Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Company as principal for resale to investors and other purchasers determined by such Agents. Any purchase of Notes from the Company by an Agent as principal shall be made in accordance with Section 3(a) hereof.

     (d) If agreed upon between an Agent and the Company, such Agent, acting solely as an agent for the Company and not as principal, will solicit offers for the purchase of Notes. Such Agent will communicate to the Company, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent. Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. The Company may accept or reject any offer for the purchase of Notes, in whole or in part. Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Company. Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Company, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

     (e) The Company and the Agents agree that any Notes purchased from the Company by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Company shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

     3.  Purchases as Principal; Solicitations as Agent.

     (a) Notes purchased from the Company by the Agents, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent or Agents and the Company (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Company). An Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Unless the context otherwise requires, references herein to "this Agreement" shall include the applicable agreement of one or more Agents to purchase Notes from the Company as principal. Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule I hereto. The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from the Company in connection with such purchases to such brokers or dealers. At the time of each purchase of Notes from the Company by one or more Agents as principal, such Agent or Agents shall specify the requirements for the officers' certificate, opinion of counsel and comfort letter pursuant to Sections 4(g), 4(h) and 4(i) hereof.

     (b) On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Final Prospectus. The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent. All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Company and such Agent.

     The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Company, commencing at any time for any period of time or permanently. As soon as practicable after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each

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Note sold by the Company as a result of a solicitation made by such Agent, as an agent of the Company, as set forth in Schedule I hereto.

     (c) The purchase price, interest rate or formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Company and the applicable Agent(s) and specified in a pricing supplement to the Prospectus (each, a "Pricing Supplement") to be prepared by the Company in connection with each sale of Notes. Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000. Administrative procedures with respect to the issuance and sale of the Notes (the "Procedures") shall be agreed upon from time to time among the Company, the Agents and the Trustee. The Agents and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

     4.  Agreements of the Company.  The Company agrees with the Agents that:

         (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus (other than by periodic or current reports filed under the Exchange Act or by an amendment or supplement providing solely for a change in the interest rates on the Securities or a change in the range of maturities of the Securities or a change in the principal amount of Securities remaining to be sold or other changes not material to the offer or sale of the Securities) unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and provide evidence satisfactory to you of such filing. The Company will promptly advise the Agents (i) when the initial Final Prospectus shall have been filed with the Commission pursuant to Rule 424(b), (ii) when any amendment to the Registration Statement shall have been filed or become effective, (iii) of the receipt of any comments from the Commission, (iv) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vii) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Final Prospectus or which requires the making of a change in the Registration Statement or the Final Prospectus in order to make any material statement therein not misleading,
     (viii) of any change in the rating assigned by any nationally recognized statistical rating organization to the program or any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities and (ix) upon the filing of any supplement to the Final Prospectus not reviewed in advance by the Agents pursuant to the first sentence of this paragraph (a). The Company will use its best efforts to prevent the issuance of any stop order, as described in clause (v) of the third sentence of this paragraph (a), and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend or supplement the Registration Statement or the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify you to suspend solicitation of offers to purchase Securities and to cease using the Final Prospectus, as then amended or supplemented, (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or will effect such compliance and (iii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to you in connection with the preparation or filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Securities hereunder.

         (c) The Company will make generally available to its securityholders and to the Agents as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, an earnings statement (which need not be audited) of the Company and its subsidiaries, covering such 12-month period, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

         (d) The Company will furnish to the Agents and their counsel, without charge upon request, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the termination of the offering of the Securities, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Agents may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

         (e) The Company will use reasonable efforts in cooperating with the Agents to arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Agents may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

         (f) Each acceptance by the Company of an offer for the purchase of Securities shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or the purchaser's agent of the Securities relating to such acceptance, as though made at and as of each such time (except that such representations and warranties shall be deemed to relate to the Registration Statement as then in effect and the Final Prospectus then in use).

         (g) Each time the Final Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates on the Securities or a change in the range of maturities of the Securities or other changes which, in the reasonable judgment of the Agent, are not material to the offer or sale of the Securities) the Company shall furnish or cause to be furnished forthwith to the Agents a certificate in form satisfactory to the Agents in their reasonable judgment to the effect that the statements contained in the certificate referred to in Section 5(d) hereof which were last furnished to the Agents are true and correct at the time of such amendment or supplement as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement as then in effect and the Final Prospectus then in use) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(d) but modified to relate to the Registration Statement as then in effect and the Final Prospectus then in use.

         (h) Each time the Final Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates on the Securities or a change in the range of maturities of the Securities or other changes which, in the reasonable judgment of the Agent, are not material to the offer or sale of the Securities), the Company shall furnish or cause to be furnished forthwith to the Agents a written opinion of the General Counsel or an Associate General Counsel of the Company, dated the date of delivery of such opinion, of the same tenor as the opinion referred to in Section 5(b) hereof but modified to relate to the Registration Statement as then in effect and the Final Prospectus then in use or, in lieu of such opinion, counsel shall furnish the Agents with a letter to the effect that the Agents may rely on such last furnished opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement as then in effect and the Final Prospectus as in use at the time of delivery of such letter authorizing reliance).

         (i) Each time the Final Prospectus shall be amended or supplemented to set forth amended or supplemental financial information, the Company shall cause Coopers & Lybrand forthwith to furnish the Agents a letter, dated the date of filing of such amendment or supplement with the Commission, in form satisfactory to the Agent, of the same tenor as the corresponding portions of the letter referred to in Section 5(e) hereof but modified to relate to the Final Prospectus then in use and with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than three calendar days prior to the date of such letter; provided, however, that, if the Final Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, Coopers & Lybrand may limit the scope of such letter, which shall be satisfactory in form to you, to the unaudited financial statements, the related "Management's Discussion and Analysis of Financial Condition and Results of Operations" and any other information of an accounting, financial or statistical nature included in such amendment or supplement, unless, in your reasonable judgment, such letter should cover other information or changes in specified financial statement line items.

         (j) The Company will pay all reasonable costs incident to the performance of its obligations hereunder including the costs of the preparation, printing, delivering and filing of all documents relating to the offering; the preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of the Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes, to the Underwriters; the fees and disbursements of the Company's accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) of the Trustee; the reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby; the fees and expenses incurred in connection with any listing of Notes on a securities exchange; the costs of any filings, if any, with the National Association of Securities Dealers, Inc. (the "NASD") relating to the Securities, the fees paid to rating agencies in connection with the rating of the Securities and the costs (including filing fees and fees and disbursements of counsel to the Agents) of qualifying the Securities as provided in paragraph (e) of this Section 4 and preparing memoranda relating thereto. The Company will reimburse the Agents for out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Agents in connection with this Agreement and the sale of Securities hereunder.

         (k) The Company will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents. The Company will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company's acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

         (l) The Company will from time to time timely update through the Closing Date its representations in Section 1(f) hereof to the extent required by additions to or deletions from its universe of significant subsidiaries (as defined in Rule 1-02 of Regulation S-X), which updating shall, for purposes hereof, constitute a revision to the definitions of "Corporate Subsidiaries" and "Subsidiaries".

     5. Conditions to the Obligations of the Agent. The obligations of each Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of the Registration Statement and any amendment to the Registration Statement (including the filing of any document incorporated by reference therein), when any supplement to the Final Prospectus is filed with the Commission, and, as of each date of acceptance by the Company of an offer to purchase Notes and each Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened and the Final Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b).

         (b) The Company shall have furnished to the Agents the opinion of the General Counsel or an Associate General Counsel of the Company, dated the date of this Agreement, to the effect that:

                   (i) each of the Company and its Corporate Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction. POSM and ACT have been duly formed and are validly existing as limited partnerships under the Uniform Delaware Limited Partnership Act, with full partnership power and authority to own or lease their properties and conduct their business and are duly qualified or registered as foreign limited partnerships for the transaction of business under the laws of each jurisdiction in which their ownership or lease of property or the conduct of their business requires such qualifications, except where the failure to be so qualified or registered would not have a Material Adverse Effect;

                  (ii) the Indenture, as amended or supplemented at the date of this Agreement has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture, as amended or supplemented at the date of this Agreement, and delivered to and paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, as amended or supplemented at the date of this Agreement;

                 (iii) the information in the Final Prospectus under "Description of Debt Securities" or any caption purporting to describe any such Securities, "Certain United States Federal Income Tax Considerations" in the Annual Report on Form 10-K under "Legal Proceedings," as updated in Part II, Item 1 of the succeeding Quarterly Reports on Form 10-Q, and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's Restated Certificate of Incorporation or By-laws or legal proceedings, or legal conclusions, has been reviewed by such counsel and is accurate in all material respects;

                  (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus; all descriptions in the Registration Statement of contracts and other documents, to which the Company or its subsidiaries are a party are accurate in all material respects, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;


                   (v) the Registration Statement and any amendments thereto have become effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) and to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, as of the later of the time it became effective or the time of filing by the Company with the Commission of the latest subsequent amendment thereto or Annual Report on Form 10-K, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented, includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                 (vii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the solicitation of orders to purchase the Securities and the distribution of the Securities by the Agents and such other approvals (specified in such opinion) as have been obtained;

                (viii) the Company is not an "investment company" within the meaning of the 1940 Act;

                  (ix) to the best knowledge of such counsel, the Company is not in violation of its Restated Certificate of Incorporation or By-laws;

                   (x) neither the issue and sale of the Securities, nor the consummation of any other of the actions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the Restated Certificate of Incorporation or By-Laws of the Company or the terms of any material indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction outside the United States and may rely (A) as to matters involving the application of laws of any jurisdiction other than the Federal law of the United States or the General Corporation Law of the State of Delaware, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Agents or, if satisfactory to counsel for the Agents, upon his review of the laws of such jurisdictions; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

     (c) The Agent shall have received from Drinker Biddle & Reath LLP, counsel for the Agents, such opinion or opinions, dated the date of this Agreement, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Final Prospectus and other related matters as the Agent may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (d) The Company shall have furnished to the Agents a certificate of the Company, signed by a financial Senior Vice President or Vice President, the Treasurer or the Manager of Corporate Finance, dated the date of this Agreement, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus and this Agreement and that:

          (i) in the case of the certificate described in Section 4(g) hereof, the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date thereof with the same effect as if made on the date thereof and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date thereof;

          (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included in the Final Prospectus, there has been no Material Adverse Effect, except as set forth or contemplated in the Final Prospectus.

     (e) At the date of this Agreement, Coopers & Lybrand shall have furnished to the Agents a letter, in form and substance satisfactory to the Agent, dated as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified information is given in the Final Prospectus, as of a date not more than three business days prior to the date of such letter), of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72.

     (f) On or prior to the date of this Agreement, the Company shall have furnished to the Agents and counsel for the Agents such further information, certificates, documents and opinions (including tax opinions) as the Agents or such counsel may reasonably request.

     (g) At the Closing Date, the Notes shall have been approved for listing, subject only to official notices of issuance, if and as specified in the Final Prospectus.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Agents and their counsel, this Agreement and all obligations of the Agents hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the office of Drinker Biddle & Reath LLP, counsel for the Agent, at Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, on the date hereof.

     6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Agents and each person who controls the Agents within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages, liabilities and expenses, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating, preparing or defending any such loss, claim, damage, liability or action, and to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, provided that, subject to Section 6(d) below, any such settlement is effected with the written consent of the Company and; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein concerning the Provided Information or Form T-1 and (ii) such indemnity with respect to the Basic Prospectus, the Final Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of you (or any person controlling you) if the person asserting any such loss, claim, damage, liability or expense purchased the Securities which are the subject thereof and such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus, the Final Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) The Agents agree to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Agent, but only with reference to the Provided Information. This indemnity agreement will be in addition to any liability which the Agents may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but failure promptly to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, representing the indemnified parties under paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (d) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 6 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Agents shall contribute to the aggregate losses, claims, damages, liabilities and expenses (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and the Agents may be subject (i) in such proportion so that the Agents are responsible for that portion represented by the percentage that the sales commission received by the Agents in connection with the Securities from which such losses, claims, damages and liabilities arise (or, in the case of Securities sold pursuant to a Purchase Agreement (as defined below), the aggregate commissions that would have been received by you if such commissions had been payable) bears to the sum of such commission and the purchase price of the Securities and the Company is responsible for the balance or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Agents, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other equitable considerations; provided, however, that
(y) in no case shall you be responsible for any amount in excess of the commissions received by you in connection with the Securities from which such losses, claims, damages and liabilities arise (or, in the case of Securities sold pursuant to a Purchase Agreement, the aggregate commissions that would have been received by you if such commissions had been payable) and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The relative fault of the Company, on the one hand, and the Agents, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of this Section 6, each person who controls the Agents within the meaning of the Act shall have the same rights to contribution as the Agent, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each Officer of the Company who shall have signed the Registration Statement and each Director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph
(d), notify such party or parties from whom contribution may be sought, but failure promptly to notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this paragraph (e).

     7.   Termination.

     (a) This Agreement may be terminated at any time by the Agents or by the Company for any period of time or permanently by written notice to the other without liability of any party to any other party except as provided in Sections 4(j) (with respect to out-of-pocket expenses of the Agents incurred prior to such termination), 6 and 7 hereof and except that, if at the time of termination an offer for the purchase of Securities solicited by the Agents shall have been accepted by the Company but the time of delivery to the purchaser of the Securities relating thereto shall not yet have occurred, the Company shall be obligated to pay the Agents the sales commissions in respect of such purchase. Upon receipt of such notice from the Company, the Agents will forthwith suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

     (b) The applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes from the Company as principal, immediately upon notice to the Company, at any time prior to the settlement date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Final Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if such Notes are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent(s), impracticable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company has been suspended or limited by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal or New York authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated and/or payable, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Company as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Program or any such debt securities, or (vi) there shall have come to the attention of such Agent(s) any facts that would cause such Agent(s) to believe that the Final Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

     8. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Agents set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agents or the Company or any of the officers, directors or controlling persons referred to in Section 6 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 4(j) (with respect to out-of-pocket expenses of the Agents incurred prior to the termination or cancellation of this Agreement) and 6 hereof shall survive the termination or cancellation of this Agreement.

     9. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Agent(s), will be mailed, delivered or telegraphed and confirmed to such Agent at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at ARCO Chemical Company, 3801 West Chester Pike, Newtown Square, Pennsylvania 19073-2387, attention of the Treasurer.

     10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof, and no other person will have any right or obligation hereunder. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agents and the Company and their respective successors and the officers and directors and controlling persons referred to in Section 6 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

     11. Applicable Law. This Agreement will be governed by and construed in accordance,with the laws of the State of New York without regard to the conflict of laws principles thereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Agents.

                              Very truly yours,

                              ARCO CHEMICAL COMPANY


                              By:
                                  ---------------------------

The foregoing Agreement is hereby confirmed and accepted as of the date specified in
Schedule I hereto.



By:
    --------------------------

                                  SCHEDULE I


Registration Statement No. 333-27099


Agent:


Type of Offering:          [Delayed Offering/Non-Delayed Offering]


Commissions to Agent:


                                                  PERCENT OF
MATURITY RANGES                                   PRINCIPAL AMOUNT(1)
---------------                                   ----------------

From 9 months to less than 1 year  . . . . . . .

From 1 year to less than 18 months . . . . . . .

From 18 months to less than 2 years. . . . . . .

From 2 years to less than 3 years. . . . . . . .

From 3 years to less than 4 years. . . . . . . .

From 4 years to less than 5 years. . . . . . . .

From 5 years to less than 6 years. . . . . . . .

From 6 years to less than 7 years. . . . . . . .

From 7 years to less than 10 years . . . . . . .

From 10 years to less than 15 years. . . . . . .

From 15 years to less than 20 years. . . . . . .

From 20 years to 30 years. . . . . . . . . . . .

Greater than 30 years. . . . . . . . . . . . . .

----------------------------
/1/  As agreed to by the Company and the applicable Agent at the time of sale.

                                                                       EXHIBIT A

                                 PRICING TERMS

     Principal Amount: $ _________
          (or principal amount of foreign or composite currency)

     Interest Rate or Formula:
          If Fixed Rate Note,
               Interest Rate:
               Interest Payment Dates:
          If Floating Rate Note,
               Interest Rate Basis(es):
                    If LIBOR,
                       [_]   LIBOR Reuters Page:
                       [_]   LIBOR Telerate Page:
                         Designated LIBOR Currency:
                    If CMT Rate,
                        Designated CMT Telerate Page:
                        If Telerate Page 7052:
                       [_]   Weekly Average
                       [_]   Monthly Average
                    Designated CMT Maturity Index:
               Index Maturity:
               Spread and/or Spread Multiplier, if any:
               Initial Interest Rate, if any:
               Initial Interest Reset Date:
               Interest Reset Dates:
               Interest Payment Dates:
               Maximum Interest Rate, if any:
               Minimum Interest Rate, if any:
               Fixed Rate Commencement Date, if any:
               Fixed Interest Rate, if any:
               Day Count Convention:
               Calculation Agent:

     Redemption Provisions:
          Initial Redemption Date:
          Initial Redemption Percentage:
          Annual Redemption Percentage Reduction, if any:
     Repayment Provisions:
          Optional Repayment Date(s):

     Original Issue Date:
     Stated Maturity Date:
     Specified Currency:
     Exchange Rate Agent:
     Authorized Denomination:
     Purchase Price: ___%, plus accrued interest, if any, from ___________ Price to Public: ___%, plus accrued interest, if any, from __________ Issue Price:
     Settlement Date and Time:
     Additional/Other Terms:

Also, in connection with the purchase of Notes from the Company by one or more Agents as principal, agreement as to whether the following will be required:

     Officers' Certificate pursuant to Section 4(g) of the Selling Agency Agreement.
     Legal Opinion pursuant to Section 4(h) of the Selling Agency Agreement. Comfort Letter pursuant to Section 4(i) of the Selling Agency Agreement.

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